Exhibit 99.2

CACHET FINANCIAL SOLUTIONS INC.

NON-QUALIFIED STOCK OPTION AGREEMENT
OUTSIDE 2014 STOCK INCENTIVE PLAN

No. of shares subject to option: _________Option No. ___

Date of grant:  _____________

THIS STOCK OPTION AGREEMENT is entered into by and between Cachet Financial Solutions Inc., a Minnesota corporation (the "Company"), and ____________ (the "Optionee").

W I T N E S S E T H:

Grant of Option.  The Company hereby grants to the Optionee the right and option (the "Option") to purchase from the Company all or a part of an aggregate of _______ shares of the Company's Common Stock (the "Shares") at the purchase price per share equal to $1.50 (the "Exercise Price").

Nature of the Option.  This Option is not intended to qualify as an Incentive Stock Option within the meaning of Section 422 of the United States Internal Revenue Code of 1986, as amended (the "Code").  This Option is not awarded pursuant to the Company's 2014 Stock Incentive Plan.

Terms and Conditions.  This Option is subject to the following terms and conditions:

Expiration Date.  This Option shall expire five (5) years after the date of grant specified above.

Exercise of Option.  Subject to the other terms of this Agreement regarding the exercisability of this Option, if Optionee is employed by the Company on each of the following dates, this Option shall be exercisable cumulatively, as follows:  (i) [50%] of the Shares immediately on the date of the grant above; and (ii) [50%] of the Shares on the first anniversary of the date of grant.  Any exercise shall be accompanied by a written notice to the Company specifying the number of Shares as to which this Option is being exercised.  Notation of any partial exercise shall be made by the Company on Schedule I hereto.  This Option may not be exercised for a fraction of a Share, and must be exercised for no fewer than one hundred (100) shares of Common Stock, or such lesser number of shares as may be vested.

Payment of Purchase Price Upon Exercise.  At the time of any exercise, the Exercise Price of the Shares as to which this Option is exercised shall be paid in cash to the Company.

Acceleration of Option Upon Change in Control.  In the event of a Change in Control the provisions of Section 3(b) hereof pertaining to vesting shall cease to apply and this Option shall become immediately vested and fully exercisable with respect to all Shares.  No acceleration of vesting shall occur under this Section 3(d) in the event a surviving corporation or its parent assumes this Option or in the event the surviving corporation or its parent substitutes an option agreement with substantially the same economic terms as provided in this Agreement.  Notwithstanding the provisions of this Section 3(d), in the event of a Change in Control of the Company, the Committee, in its sole discretion may, without the consent of Optionee, (i) cancel this Option and determine that Optionee will receive, with respect to some or all of the shares of Common Stock subject to this Option, as of the effective date of any Change in Control of the Company, cash in an amount equal to the excess of the Fair Market Value of such Shares immediately prior to the effective date of such Change in Control of the Company over the exercise price per share of this Option, and (ii) with respect to this Option, if the Fair Market Value of the Shares is less than or equal to the Exercise Price per share of this Option, as of the effective date of such Change in Control, terminate this Option as of the effective date of the Change in

Control.  If the Committee makes either of such determinations, then as of the effective date of any such Change in Control of the Company, this Option will terminate and become void and expire as to all unexercised Shares subject to this Option and Optionee will have no further rights with respect to this Option.

Subject to Lock Up.  Optionee understands that the Company at a future date may file a registration or offering statement (the "Registration Statement") with the Securities and Exchange Commission to facilitate an underwritten public offering of its securities.  The Optionee agrees, for the benefit of the Company, that should such an underwritten public offering be made and should the managing underwriter of such offering require, the undersigned will not, without the prior written consent of the Company and such underwriter, during the Lock Up Period as defined herein: sell, transfer or otherwise dispose of, or agree to sell, transfer or otherwise dispose of this Option or any of the Shares acquired upon exercise of this Option during the Lock Up Period; or sell or grant, or agree to sell or grant, options, rights or warrants with respect to any of the Shares acquired upon exercise of this Option.  The term "Lock Up Period" shall mean the period (not to exceed 12 months) during which Company officers and directors are restricted by the managing underwriter from effecting any sales or transfers of the Shares.  The Lock Up Period shall commence on the effective date of the Registration Statement.

Not An Employment Contract.  This Option will not confer on the Optionee any right with respect to continuance of employment or other service with the Company or any Subsidiary, nor will it affect in any way with any right the Company or any Subsidiary would otherwise have to terminate or modify the terms of such Optionee's employment or other service at any time.

No Rights as Shareholder.  The Optionee shall have no rights as a shareholder of the Company with respect to any Shares prior to the date of issuance to the Optionee of a certificate for such Shares.

Compliance with Law and Regulations.  This Option and the obligation of the Company to sell and deliver Shares hereunder shall be subject to all applicable laws, rules and regulations (including, but not limited to, federal securities laws) and to such approvals by any government or regulatory agency as may be required.  This Option shall not be exercisable, and the Company shall not be required to issue or deliver any certificates for Shares of Stock prior to the completion of any registration or qualification of such Shares under any federal or state law, or any rule or regulation of any government body which the Company shall, in its sole discretion, determine to be necessary or advisable.  Moreover, this Option may not be exercised if its exercise or the receipt of Shares of Stock pursuant thereto would be contrary to applicable law.

Nontransferability.  This Option shall not be transferable other than by will or by the laws of descent and distribution.  During the lifetime of the Optionee, this Option shall be exercisable only by the Optionee or by the Optionee's guardian or legal representative.  Without limiting the generality of the foregoing restriction of transferability, the Option may not be assigned, transferred (except as provided in the preceding sentence), pledged, or hypothecated in any way, shall not be assignable by operation of law and shall not be subject to execution, attachment, or similar process.  Any attempted assignment, transfer, pledge, hypothecation, or other disposition of the Option contrary to the provisions hereof, and the levy of any execution, attachment, or similar process upon the Option, shall be null and void and without effect.  No transfer of this Option by the Optionee by will or by the laws of descent and distribution shall be effective to bind the Company unless the Company is furnished with written notice thereof and a copy of the will and/or such other evidence as the Board may determine necessary to establish the validity of the transfer.

Investment Representation.  By exercising the Option, the Optionee acknowledges that he has received all financial and other business information concerning the Company he or she deems necessary or has requested, and acknowledges that purchase of the Company’s Common Stock involves a high degree of risk.  In addition, the Optionee agrees to execute and deliver to the Company its standard form of investment letter, if requested by the Company.

Restrictions on Transfer.

Securities Law Restrictions.  Regardless of whether the offering and sale of common stock under this Agreement have been registered under the Securities Act of 1933 (the "Act") or have been registered or qualified under the securities laws of any state, the Company at its discretion may impose restrictions upon the sale, pledge or other transfer of such common stock (including the placement of appropriate legends on stock certificates or the imposition of stop-transfer instructions) if, in the judgment of the Company, such restrictions are necessary or desirable in order to achieve compliance with the Act, the securities laws of any state or any other law.

Investment Intent at Grant.  Optionee represents and agrees that the Shares to be acquired upon exercising this Agreement will be acquired for investment, and not with a view to the sale or distribution thereof.

Investment Intent at Exercise.  In the event that common stock issued under this Agreement is not registered under the Act but an exemption is available which requires an investment representation or other representation, Optionee shall represent and agree at the time of exercise that the common stock being acquired upon exercising the Option is being acquired for investment, and not with a view to the sale or distribution thereof, and shall make such other representations as are deemed necessary or appropriate by the Company and its counsel.

Legends.  All certificates evidencing Shares issued under this Agreement in shall bear the following legend (and such other restrictive legends as the Company determines are required or deemed advisable under the provisions of any applicable law):

"THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED."

Reservation of Shares.  The Company shall at all times during the term of the Option reserve and keep available such number of shares of the Common Stock as will be sufficient to satisfy the requirement of this Agreement, shall pay all original issue and transfer taxes with respect to the issue and transfer of shares pursuant hereto and all other fees and expenses necessarily incurred by the Company in connection therewith, and will from time to time use its best efforts to comply with all laws and regulations which, in the opinion of counsel for the Company, shall be applicable thereto.

Restrictions on Exercise.  This Option may not be exercised if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any applicable federal or state securities or other law or regulation, including any rule under Part 207 of Title 12 of the Code of Federal Regulations as promulgated by the Federal Reserve Board.  As a condition to the exercise of this Option, the Company may require Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation.

Termination of Employment.  Upon the termination of the employment of Optionee prior to the expiration of this Option, the following provisions shall apply:

Upon the Involuntary Termination of Optionee's employment or the voluntary termination or resignation of Optionee's employment, the Optionee may exercise this Option to the extent the Optionee was vested in and entitled to exercise this Option at the date of such employment termination for a period of three (3) months after the date of such employment termination, or until the term of this Option has expired, whichever date occurs first.  To the extent the Optionee was not entitled to exercise this Option at the date of such employment termination, or if Optionee does not exercise this Option within the time specified herein, this Option shall terminate.

If the employment of an Optionee is terminated by the Company for cause, then the Board or the Committee shall have the right to cancel this Option.

Death, Disability or Retirement of Optionee.  Upon the death, Disability or Retirement, as defined herein, of Optionee prior to the expiration of this Option, the following provisions shall apply:

If the Optionee is at the time of his Disability employed by the Company or a Subsidiary and has been in continuous employment (as determined by the Committee in its sole discretion) since the Date of Grant of this Option, then this Option may be exercised by the Optionee for one (1) year following the date of such Disability or until the expiration date of this Option, whichever date is earlier, but only to the extent the Optionee was vested in and entitled to exercise this Option at the time of his Disability.  For purposes of this Section 9, the term "Disability" shall mean that the Optionee is unable, by reason of a medically determinable physical or mental impairment, to substantially perform the principal duties of employment with the Company, which condition, in the opinion of a physician selected by the Board, is expected to have a duration of not less than 120 days, unless the Optionee is employed by the Company, a Parent, a Subsidiary or an Affiliate, pursuant to an employment agreement which contains a definition of "Disability," in which case such definition shall control.  The Committee, in its sole discretion, shall determine whether an Optionee has a Disability and the date of such Disability.

If the Optionee is at the time of his death employed by the Company or a Subsidiary and has been in continuous employment (as determined by the Committee in its sole discretion) since the Date of Grant of this Option, then this Option may be exercised by the Optionee's estate or by a person who acquired the right to exercise this Option by will or the laws of descent and distribution, for one (1) year following the date of the Optionee's death or until the expiration date of this Option, whichever date is earlier, but only to the extent the Optionee was vested in and entitled to exercise this Option at the time of death.

If the Optionee is at the time of his Retirement employed by the Company or a Subsidiary and has been in continuous employment (as determined by the Committee in its sole discretion) since the Date of Grant of this Option, then this Option may be exercised by the Optionee following the date of the Optionee's Retirement or until the expiration date of this Option but in no event later than three (3) months following Retirement, whichever date is earlier, but only to the extent the Optionee was vested in and entitled to exercise this Option at the time of Retirement.  For purposes of this Section 9, "Retirement" means Optionee's voluntary termination of employment or termination by the Company without cause on or after the date the Optionee attains age 60.

If the Optionee dies within three (3) months after Termination of Optionee's employment with the Company or a Subsidiary this Option may be exercised for nine (9) months following the date of Optionee's death or the expiration date of this Option, whichever date is earlier, by the Optionee's estate or by a person who acquires the right to exercise this Option by will or the laws of descent or distribution, but only to the extent the Optionee was vested in and entitled to exercise this Option at the time of Termination.

Termination of Relationship for Misconduct; Clawback.  If the Board or the Committee reasonably believes that the Optionee has committed an act of misconduct, it may suspend the Optionee's right to exercise this option pending a determination by the Board or the Committee.  If the Board or the Committee determines that the Optionee has committed an act of  misconduct or has breached a duty to the Company, neither the Optionee nor the Optionee's estate shall be entitled to exercise this Option.  For purposes of this Section 10, an act of misconduct shall include embezzlement, fraud, dishonesty, nonpayment of an obligation owed to the Company, breach of fiduciary duty or deliberate disregard of the Company's rules resulting in loss, damage or injury to the Company, or if the Optionee makes an unauthorized disclosure of any Company trade secret or confidential information, engages in any conduct constituting unfair competition with respect to the Company, or induces any party to breach a contract with the Company.  An act of misconduct or breach of fiduciary duty to the Company shall include an event giving the Company the right to terminate Optionee's employment for cause pursuant to any employment agreement between Optionee and the Company.  In addition, misconduct shall include willful violations of federal or state securities laws.  In making such determination, the Board or the Committee shall act fairly and shall give the Optionee an opportunity to appear and present evidence on the Optionee's behalf at a hearing before the Board or the Committee.  In addition, if the Company, based upon an opinion of legal counsel or a judicial determination, determines that Section 304 of the Sarbanes-Oxley Act of 2002 is applicable to Optionee hereunder, to the extent that the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the securities laws, Optionee shall reimburse the Company for any compensation received by Optionee from the Company during the 12-month period following the first public issuance or filing with the Securities and Exchange Commission (whichever first occurs) of the financial document embodying such financial reporting requirement and any profits received from the sale of the Company's common stock or common stock equivalents, acquired pursuant to this Agreement.

Tax Matters.  All deliveries of Shares and distributions under this Agreement are subject to withholding of all applicable taxes.  If permitted by the Committee, and subject to such rules and limitations as may be established by the Committee from time to time, such withholding obligations may be satisfied through the surrender of shares of Common Stock of the Company which the Optionee already owns.  Optionee understands that, depending upon the period of time he has held the Shares and whether he has elected to include them in income pursuant to Section 83(b) of the Code, if he disposes of any Shares received upon exercise of this Option, he may be treated for federal income tax purposes as having received ordinary income at the time of such disposition in an amount generally measured by the difference between the price paid for the Shares and the lower of the fair market value of the Shares at the date of the exercise or the fair market value of the Shares at the date of disposition.  Optionee hereby agrees to notify the Company in writing within 30 days after the date of any such disposition.

Company Purchase Option; Survival.  Upon the occurrence of any event giving rise to a right or obligation to purchase the shares acquired by Optionee pursuant to this Agreement, the Company shall have a right (but not an obligation) to purchase all Shares purchased by Optionee upon exercise of this Option.  Such rights shall be exercisable in the manner provided below for a period of sixty (60) days following the occurrence of the described event.

Restriction on Transfer During Lifetime.  Except as otherwise provided in this Agreement, Optionee may not during his lifetime, transfer any of the Shares.

Right to Purchase Stock During Lifetime.  If Optionee desires in any manner to transfer any of the Shares and such transfer is not permitted under the terms of this Agreement, then Optionee shall give written notice to the Company of such desire and of the number of Shares he desires to transfer (such number of Shares being hereafter referred to as the “sale stock”) which notice shall specify the identity of the proposed transferee, the nature of the transfer (sale, gift, etc.), and the terms thereof.  The Company shall have the right (but not the obligation) to buy all (but not less than all) of the sale stock at the lesser of the purchase price determined under Section 12(g) or the price offered by the proposed transferee in the notice described in this Section.  Unless the Company elects to purchase all of the sale stock, Optionee shall not be required to sell any of the sale stock; instead, Optionee shall be entitled, for a period of sixty (60) days following the expiration of the purchase right of the Company, to transfer the sale stock to the person identified in, and in the manner and terms specified in, the notice given pursuant to this Section.  If such stock has not been sold to the transferee within said sixty day period, the sale stock shall remain subject to all the provisions of this Agreement.  If the sale stock has been sold to the transferee under the provisions of this Section, such stock shall cease to be subject to the provisions of this Agreement.

Involuntary Transfer.  In the case of the involuntary sale or other involuntary transfer or disposition of stock of Optionee, “involuntary transfer” being defined as any transfer of title or beneficial ownership of stock of the Company upon default, foreclosure, forfeiture, court order or otherwise then by a voluntary decision on the part of Optionee, the Company shall have the right to purchase such shares as hereinafter set forth.  Upon the acquisition of such stock, the stock of Optionee that has been acquired and the transferee thereof shall furnish written notice to the Company indicating that the acquisition has occurred and the price and payment terms thereof, accompanied by satisfactory evidence of the same.  Upon receipt of such notice, the Company shall have the right (but not the obligation) for a period of sixty (60) days to purchase all (but not less than all) of the stock acquired by the transferee for the time periods, and in the manner and on the terms provided in Section 12(b) at a price equal to the lesser of the price determined under the provisions of Section 12(g) or the price paid by the transferee.  If the Company fails to elect to purchase the stock acquired by the transferee upon expiration of the purchase right, such stock shall cease to be subject to the provisions of this Agreement.

Termination of Employment.  Upon the voluntary or involuntary termination of the employment of Optionee who is an employee of the Company, the Company shall have the option to purchase all of the Shares owned by

Optionee in the manner provided in Section 12(b) as though Optionee had given notice of his desire to sell, give or otherwise transfer the sale stock.  In the event the Company shall not elect to purchase the Shares upon termination of Optionee’s employment, the Shares shall nonetheless remain fully subject to this Agreement, and shall not thereafter be sold or otherwise transferred except in accordance with the terms of this Option.

Purchase of Stock Upon Death.  Upon the death of Optionee, the legal representative of Optionee’s estate, the Company shall have the option to purchase Shares in accordance with the provisions of Section 12(b).  Such purchase price shall be paid to the legal representative of the estate of Optionee at a closing to be held by the later of sixty (60) days following the appointment of the personal representative.  Optionee, by his execution of this Agreement, hereby directs and obligates his legal representative to promptly comply with the terms of this Section and to execute any and all documents reasonably required to achieve such compliance.  In the event the Company shall not elect to purchase all of the Shares from Optionee’s estate, such Shares shall remain fully subject to this Agreement and shall not thereafter be sold or otherwise transferred except in accordance with the terms of this Option.

Offset of Shareholder Indebtedness.  In the event at the time at the purchase of Shares under this Section, Optionee or a shareholder whose Shares are purchased is indebted to the Company, the Company shall have the right to offset such indebtedness against the purchase price of the Shares.

Purchase Price.  Except as otherwise specified in this Agreement, the purchase price of the Shares for purposes of this Agreement, shall be determined from time-to-time by (i) the agreement of the holders of a majority in interest of the shareholders of the Company; (ii) by an independent appraisal commissioned by the board of directors of the Company, the cost of which shall be borne by the Company; or (iii) at the election of the board of the directors, by the board of directors acting in good faith based upon any or all of the following factors: customary valuation or stock valuation methods, book value, earnings multiples, the values of comparable securities, and recent prices at which the Company’s securities have been sold.  If the performance of any action by a party hereunder is dependent upon the precedent determination of the price of the common stock and it cannot be administratively determined within the period of time specified for the performance of such action, then such period shall be extended to a date fifteen days following the date on which such valuation of common stock has been made.

Pledge of Stock Prohibited.  Except as may be permitted by resolution of the board of directors of the Company, neither Optionee nor any shareholder whose Shares are subject to this Agreement shall pledge or otherwise encumber all or any part of the Shares.  Any pledge or other encumbrance of the Shares in contravention of this provision shall be void.

Legend on Stock Certificates.  Any stock certificates of the Company representing the Shares shall contain the following legend reading substantially as follows:  “The transfer of the shares represented by this certificate is restricted by, and subject to, and the pledge of such shares is limited by, the provisions of a Stock Option Agreement dated November 3, 2010.  A copy of said agreement is on file with the Secretary of the corporation.  By acceptance of this certificate, the holder hereof agrees to be bound by the terms of said Agreement.”

Release of Restrictions.  This Section 12 shall terminate at such time as the Company’s common stock is publicly held and is registered under Section 12 of the Securities Exchange Act of 1934, as amended.

Company Exercise and Effective Date of Purchase. If the Company elects to purchase any of the Shares pursuant to this Agreement, it shall give written notice to Optionee of the date, time and place of closing on the purchase of the Shares, and of the calculation of the purchase price.  At the closing, the Company shall tender the purchase price for the Shares and Optionee shall deliver the certificate for the Shares that are certificated duly endorsed for transfer and provide all documentation necessary or reasonably required to effect the transfer.  If Optionee shall fail to deliver the Shares at the closing, the transfer of the Shares shall be deemed to have been completed on the books of the Company, whether or not Optionee has delivered the Shares and the related documentation, or accepted the purchase price, and such shares shall be deemed to be cancelled as of such date.  Such cancellation shall not be a waiver of any claim or objection to the purchase price by Optionee that is delivered to the Company in writing prior to the date of closing.

The provisions of this Section 12 shall survive termination of this Option or the exercise of all or any portion thereof.

Heirs and Successors.  This Agreement shall be binding upon, and inure to the benefit of, the Company and its successors and assigns, and upon any person acquiring, whether by merger, consolidation, purchase of assets or otherwise, all or substantially all of the Company's assets and business.  If any rights exercisable by the Optionee or benefits deliverable to the Optionee under this Agreement have not been exercised or delivered, respectively, at the time of the Optionee's death, such rights shall be exercisable by the Designated Beneficiary, and such benefits shall be delivered to the Designated Beneficiary, in accordance with the provisions of this agreement.  The "Designated Beneficiary" shall be the beneficiary or beneficiaries designated by the Optionee in a writing filed with the Committee in such form and at such time as the Committee shall require.  If a deceased Optionee fails to designate a beneficiary, or if the Designated Beneficiary does not survive the Optionee, any rights that would have been exercisable by the Optionee and any benefits distributable to the Optionee shall be exercised by or distributed to the legal representative of the estate of the Optionee.  If a deceased Optionee designates a beneficiary and the Designated Beneficiary survives the Optionee but dies before the Designated Beneficiary's exercise of all rights under this Agreement or before the complete distribution of benefits to the Designated Beneficiary under this Agreement, then any rights that would have been exercisable by the Designated Beneficiary shall be exercised by the legal representative of the estate of the Designated Beneficiary, and any benefits distributable to the Designated Beneficiary shall be distributed to the legal representative of the estate of the Designated Beneficiary.

Notices.  Any notice hereunder to the Company shall be addressed to it at its principal executive offices, located at 18671 Lake Drive East, Southwest Tech Center A, Minneapolis, MN 55317, Attention: Chief Financial Officer; and any notice hereunder to the Optionee shall be addressed to the Optionee at the address last appearing in the employment records of the Company; subject to the right of either party to designate at any time hereunder in writing some other address.

Counterparts.  This Agreement may be executed in two counterparts each of which shall constitute one and the same instrument.

Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of Minnesota, except to the extent preempted by federal law, without regard to the principles of comity or the conflicts of law provisions of any other jurisdiction.

IN WITNESS WHEREOF, the Company and Optionee have executed this Agreement, both as of the day and year first above written.

CACHET FINANCIAL SOLUTIONS INC.

By:
Its:

Optionee accepts this Option subject to all of the terms and provisions thereof.  Optionee has reviewed this Option in its entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option and fully understands all provisions of this Option.  Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board and, where applicable, the Committee, upon any questions arising under this Option.  Optionee further agrees to notify the Company upon any change in the residence address indicated below.

OPTIONEE

Address:

SCHEDULE I ‑ NOTATIONS AS TO PARTIAL EXERCISE

Date of Exercise	Number of Purchased Shares	Balance of Shares on Option	Authorized Signature	Notation Date